UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2009

ECOSOLUTIONS INTL
(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

000-53225	04-3803966
(Commission File Number)	(I.R.S. Employer Identification No.)

295 East Main Street, Suite 1, Ashland, Oregon	97520
(Address of Principal Executive Offices)	(Zip Code)

(541) 552-9360
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective August 13, 2009, Jane Emkes resigned (i) from the Registrant’s Board of Directors, and (ii) as Registrant’s Chief Financial Officer, to pursue other business interests. In connection with her resignation, Ms. Emkes did not have any disputes or disagreements with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOSOLUTIONS INTL

Date: August 13, 2009	By:	/s/ William Patridge,
William Patridge, Chief Executive Officer